Exhibit 99.2

Monogram Residential Trust, Inc. Supplemental Financial Information Fourth Quarter and Full Year 2014

Forward–Looking Statements 3 Financial Information Consolidated Balance Sheets 4 Proportionate Balance Sheet Information 5 Consolidated Statements of Operations 7 Funds from Operations, Core FFO and Adjusted Core Funds from Operations 8 Proportionate Operating Information and Reconciliation to FFO 9 EBITDA Reconciliation 11 Portfolio Overview Geographic Regions 12 Summary of Number of Units and Communities 13 Summary of Operating Communities 14 Summary of Proportionate Share of Notes Receivable 17 Operating Performance Consolidated Net Operating Income 18 Reconciliation of Consolidated Net Operating Income 19 Consolidated QTD Net Operating Income and Other Operating Metrics 20 Proportionate Share QTD Net Operating Income and Other Operating Metrics 21 Consolidated YTD Net Operating Income and Other Operating Metrics 22 Proportionate Share YTD Net Operating Income and Other Operating Metrics 23 Consolidated QTD and YTD Comparisons of Same Store Operating Expenses 24 Proportionate Share QTD General Administrative and Corporate Property Management Expenses 25 Capital Deployment Summary of Developments 26 Acquisition and Disposition Summary 27 Capital Expenditures - Same Store 28 Capitalization Debt Summary 29 Debt Detail by Multifamily Community 31 Sources of Funds Available 33 Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents 34 Net Asset Value Road Map to Net Asset Value 35 Co-Investment Venture Partners Information on Joint Ventures 37 Definitions and other Explanatory Information 38 Table of Contents Fourth Quarter and Full Year 2014 © 2015 Monogram Residential Trust, Inc. 2

Forward– Looking Statements Fourth Quarter and Full Year 2014 This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. The following are some of the factors that could cause our actual results and its expectations to differ materially from those described in our forward-looking statements: we may abandon or defer development opportunities for a number of reasons, including changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; construction costs of a community may exceed our original estimates; we may not complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in our expected rental revenues; occupancy rates and market rents may be adversely affected by competition and local economic and market conditions which are beyond our control; financing may not be available on favorable terms or at all, and our cash flows from operations and access to cost effective capital may be insufficient for the development of our pipeline which could limit our pursuit of opportunities; our cash flows may be insufficient to meet required payments of principal and interest, and we may be unable to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; and we may be unsuccessful in managing changes in our portfolio composition. Other important risk factors regarding our company are included under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be discussed in subsequent filings with the SEC. We do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. © 2015 Monogram Residential Trust, Inc. 3

(in thousands) (unaudited) December 31, 2014 December 31, 2013 Assets Real estate Land 389,885 $ 337,295 $ Buildings and improvements 2,033,819 1,833,452 2,423,704 2,170,747 Less: accumulated depreciation (280,400) (195,048) Net operating real estate 2,143,304 1,975,699 Construction in progress, including land 716,930 479,214 Total real estate, net 2,860,234 2,454,913 Cash and cash equivalents 116,407 319,368 Intangibles, net 21,485 25,753 Other assets, net 110,282 98,567 Total assets 3,108,408 $ 2,898,601 $ Liabilities Mortgages and notes payable 1,186,481 $ 1,029,111 $ Credit facility payable 10,000 10,000 Construction costs payable 75,623 44,684 Accounts payable and other liabilities 28,053 30,972 Deferred revenues, primarily lease revenues, net 18,955 18,382 Distributions payable 12,485 5,023 Tenant security deposits 4,586 4,122 Total liabilities 1,336,183 1,142,294 Redeemable, noncontrolling interests 32,012 21,984 Equity Preferred stock - - Common stock 17 17 Additional paid-in capital 1,492,799 1,508,655 Cumulative distributions and net loss (293,350) (230,554) Total equity attributable to common stockholders 1,199,466 1,278,118 Non-redeemable noncontrolling interests 540,747 456,205 Total equity 1,740,213 1,734,323 Total liabilities and equity 3,108,408 $ 2,898,601 $ Financial Information Consolidated Balance Sheets © 2015 Monogram Residential Trust, Inc. 4

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2014			
	Consolidated GAAP Balance Sheet	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Balance Sheet
Assets				
Operating real estate	$ 2,423,704	$ -	$ (855,954)	$ 1,567,750
Less: accumulated depreciation	(280,400)	-	100,587	(179,813)
Net operating real estate	2,143,304	-	(755,367)	1,387,937
Construction in progress, including land	716,930	-	(289,403)	427,527
Total real estate, net	2,860,234	-	(1,044,770)	1,815,464
Cash and cash equivalents	116,407	11	(19,053)	97,365
Intangibles, net	21,485	-	(7,834)	13,651
Investment in unconsolidated real estate joint venture	5,048	(5,048)	-	-
Notes receivable	59,750	2,430	(4,199)	57,981
Other assets, net	45,484	387	(11,022)	34,849
Total assets	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310
Liabilities				
Mortgages and notes payable	$ 1,186,481	$ -	$ (491,494)	$ 694,987
Credit facility payable	10,000	-	-	10,000
Construction costs payable	75,623	-	(31,285)	44,338
Accounts payable and other liabilities	28,053	13	(5,670)	22,396
Deferred revenues, primarily lease revenues, net	18,955	24	(8,411)	10,568
Distributions payable	12,485	-	-	12,485
Tenant security deposits	4,586	-	(1,625)	2,961
Total liabilities	1,336,183	37	(538,485)	797,735
Redeemable, noncontrolling interests	32,012	-	(11,001)	21,011
Equity				
Preferred Stock	-	-	-	-
Common stock	17	-	-	17
Subsidiary preferred stock	-	12	1,086	1,098
Additional paid-in capital	1,492,799	-	-	1,492,799
Cumulative distributions and net loss	(293,350)	-	-	(293,350)
Total equity attributable to common stockholders	1,199,466	12	1,086	1,200,564
Non-redeemable noncontrolling interests	540,747	(2,269)	(538,478)	-
Total equity	1,740,213	(2,257)	(537,392)	1,200,564
Total liabilities and equity	$ 3,108,408	$ (2,220)	$ (1,086,878)	$ 2,019,310

© 2015 Monogram Residential Trust, Inc. 5

Financial Information
Proportionate Balance Sheet Information

(in thousands) (unaudited)

	As of December 31, 2013			
	Consolidated GAAP Balance Sheet	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Balance Sheet
Assets				
Operating real estate	$ 2,170,747	$ -	$ (760,619)	$ 1,410,128
Less: accumulated depreciation	(195,048)	-	69,987	(125,061)
Net operating real estate	1,975,699	-	(690,632)	1,285,067
Construction in progress, including land	479,214	-	(173,840)	305,374
Total real estate, net	2,454,913	-	(864,472)	1,590,441
Cash and cash equivalents	319,368	38	(16,668)	302,738
Intangibles, net	25,753	-	(8,106)	17,647
Investment in unconsolidated real estate joint venture	5,488	(5,488)	-	-
Notes receivable	52,811	2,846	(4,009)	51,648
Other assets, net	40,268	180	(7,245)	33,203
Total assets	$ 2,898,601	$ (2,424)	$ (900,500)	$ 1,995,677
Liabilities				
Mortgages and notes payable	$ 1,029,111	$ -	$ (407,571)	$ 621,540
Credit facility payable	10,000	-	-	10,000
Construction costs payable	44,684	-	(17,623)	27,061
Accounts payable and other liabilities	30,972	-	(6,812)	24,160
Deferred revenues, primarily lease revenues, net	18,382	64	(8,079)	10,367
Distributions payable	5,023	-	-	5,023
Tenant security deposits	4,122	-	(1,464)	2,658
Total liabilities	1,142,294	64	(441,549)	700,809
Redeemable, noncontrolling interests	21,984	-	(6,097)	15,887
Equity				
Preferred Stock	-	-	-	-
Common stock	17	-	-	17
Subsidiary preferred stock	-	12	851	863
Additional paid-in capital	1,508,655	-	-	1,508,655
Cumulative distributions and net loss	(230,554)	-	-	(230,554)
Total equity attributable to common stockholders	1,278,118	12	851	1,278,981
Non-redeemable noncontrolling interests	456,205	(2,500)	(453,705)	-
Total equity	1,734,323	(2,488)	(452,854)	1,278,981
Total liabilities and equity	$ 2,898,601	$ (2,424)	$ (900,500)	$ 1,995,677

© 2015 Monogram Residential Trust, Inc. 6

(in thousands, except per share amounts) (unaudited) 2014 2013 2014 2013 Rental revenues 54,705 $ 49,746 $ 209,025 $ 190,624 $ Expenses: Property operating expenses 14,720 13,206 55,940 51,027 Real estate taxes 7,847 6,563 29,842 24,740 Asset management fees - 2,152 3,843 7,673 General and administrative expenses 4,231 3,503 15,627 11,373 Acquisition expenses - (11) (17) 3,677 Transition expenses 6,006 398 12,672 9,003 Investment and development expenses 357 288 1,197 553 Interest expense 6,085 5,247 21,424 23,844 Depreciation and amortization 25,214 22,851 95,794 86,110 Total expenses 64,460 54,197 236,322 218,000 Interest income 2,737 2,105 10,554 8,507 Loss on early extinguishment of debt - - (230) - Equity in income of investments in unconsolidated real estate joint ventures 189 501 770 1,311 Other income (expense) 108 (85) 63 92 Loss from continuing operations before gain on sale of real estate (6,721) (1,930) (16,140) (17,466) Gain on sale of real estate 244 - 16,411 - Income (loss) from continuing operations (6,477) (1,930) 271 (17,466) Discontinued operations: Loss from discontinued operations - (24) - (724) Gain on sale of real estate in discontinued operations - (162) - 50,779 Income from discontinued operations - (186) - 50,055 Net income (loss) (6,477) (2,116) 271 32,589 Net income (loss) attributable to noncontrolling interests: Non-redeemable noncontrolling interests in continuing operations 326 955 (6,388) 3,938 Non-redeemable noncontrolling interests in discontinued operations - 73 - (6,832) Net income (loss) available to the Company (6,151) (1,088) (6,117) 29,695 Dividends to preferred stockholders (2) (2) (7) (3) Net income (loss) attributable to common stockholders (6,153) $ (1,090) $ (6,124) $ 29,692 $ Weighted average number of common shares outstanding - basic 168,818 168,741 168,793 168,650 Weighted average number of common shares outstanding - diluted 169,066 168,741 169,029 168,650 Basic and diluted earnings (loss) per common share: Continuing operations (0.04) $ (0.01) $ (0.04) $ (0.08) $ Discontinued operations 0.00 0.00 0.00 0.26 Basic and diluted earnings (loss) per common share (0.04) $ (0.01) $ (0.04) $ 0.18 $ Financial Information Consolidated Statements of Operations December 31, Year Ended December 31, Three Months Ended © 2015 Monogram Residential Trust, Inc. 7

(in thousands, except per share amounts) (unaudited) 2014 2013 2014 2013 FFO: Net income (loss) attributable to common stockholders (6,153) $ (1,090) $ (6,124) $ 29,692 $ Add (deduct) NAREIT defined adjustments - our share: Real estate depreciation and amortization 15,680 14,687 59,995 55,324 Gain on sale of real estate (27) 95 (8,991) (42,989) FFO 9,500 13,692 44,880 42,027 Add (deduct) adjustments to arrive at Core FFO - our share: Loss on early extinguishment of debt - - 128 31 Transition expenses 6,006 398 12,672 9,003 Loss on derivative fair value adjustment 22 51 201 - Acquisition expenses (including start up expenses) - (6) 54 3,697 Contingent purchase price adjustment - - 250 - Core FFO 15,528 14,135 58,185 54,758 Add (deduct) adjustments to arrive at Adjusted Core FFO ("AFFO") - our share: Recurring capital expenditures (366) (409) (1,339) (1,503) Straight-line rents 88 138 421 516 Stock compensation expense 219 - 816 - AFFO 15,469 $ 13,864 $ 58,083 $ 53,771 $ Weighted average number of common shares outstanding - basic 168,818 168,741 168,793 168,650 Weighted average number of common shares outstanding - diluted 169,066 168,741 169,029 168,650 Per common share amounts - basic and diluted: Net (income) loss attributable to common stockholders (0.04) $ (0.01) $ (0.04) $ 0.18 $ FFO 0.06 $ 0.08 $ 0.27 $ 0.25 $ Core FFO 0.09 $ 0.08 $ 0.34 $ 0.32 $ AFFO 0.09 $ 0.08 $ 0.34 $ 0.32 $ December 31, December 31, Financial Information Three Months Ended Year Ended Funds from Operations ("FFO"), Core FFO and Adjusted Core Funds from Operations ("AFFO") © 2015 Monogram Residential Trust, Inc. 8

Financial Information
Proportionate Operating Information and Reconciliation to FFO

(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31, 2014				Three Months Ended December 31, 2013			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 54,907	$ -	$ (18,977)	$ 35,930	$ 49,993	$ -	$ (17,227)	$ 32,766
Property operating expenses:								
Property operating expenses (including real estate taxes)	21,229	-	(7,250)	13,979	17,897	-	(6,003)	11,894
Net operating income	33,678	-	(11,727)	21,951	32,096	-	(11,224)	20,872
Fee income:								
Asset management fees	-	-	425	425	-	-	260	260
Property management fees	-	-	712	712	-	-	-	-
Total fee income	-	-	1,137	1,137	-	-	260	260
Other:								
General and administrative expenses	(4,031)	(7)	444	(3,594)	(3,503)	(3)	180	(3,326)
Corporate property management expenses	(1,325)	-	(312)	(1,637)	(1,856)	-	632	(1,224)
Asset management fees	-	-	-	-	(2,152)	-	-	(2,152)
Acquisition expenses (including start up expenses)	5	-	(5)	-	6	-	-	6
Transition expenses	(6,006)	-	-	(6,006)	(398)	-	-	(398)
Straight-line rents	(202)	-	114	(88)	(247)	-	109	(138)
Stock compensation expense	(219)	-	-	(219)	-	-	-	-
Investment and development expenses	(357)	-	146	(211)	(288)	-	-	(288)
Interest expense	(6,085)	-	2,223	(3,862)	(5,247)	-	3,339	(1,908)
Interest income	2,737	103	(184)	2,656	2,105	272	(3)	2,374
Equity in income of investments in unconsolidated real estate joint ventures	189	(189)	-	-	501	(501)	-	-
Derivative fair value adjustment	(25)	-	3	(22)	(54)	-	3	(51)
Other income (expense)	133	10	(11)	132	(31)	10	157	136
Dividends to preferred stockholders	(72)	(1)	28	(45)	(48)	(1)	20	(29)
Depreciation and amortization related to non-real estate assets	(890)	-	198	(692)	(504)	-	86	(418)
Discontinued operations, net of non-FFO items	-	-	-	-	(24)	-	-	(24)
Total other adjustments	(16,148)	(84)	2,644	(13,588)	(11,740)	(223)	4,523	(7,440)
FFO	$ 17,530	$ (84)	$ (7,946)	$ 9,500	$ 20,356	$ (223)	$ (6,441)	$ 13,692

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.).

© 2015 Monogram Residential Trust, Inc. 9

Financial Information
Proportionate Operating Information and Reconciliation to FFO

(in thousands, except per share amounts) (unaudited)

	Year Ended December 31, 2014				Year Ended December 31, 2013			
	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount	Consolidated Amount	Proportionate Share of Unconsolidated Joint Venture	Noncontrolling Interests	Proportionate Amount
Rental revenues	$ 209,884	$ -	$ (72,062)	$ 137,822	$ 191,574	$ -	$ (67,554)	$ 124,020
Property operating expenses:								
Property operating expenses (including real estate taxes)	78,709	-	(26,885)	51,824	68,636	-	(23,479)	45,157
Net operating income	131,175	-	(45,177)	85,998	122,938	-	(44,075)	78,863
Fee income:								
Asset management fees	-	-	1,526	1,526	-	-	427	427
Property management fees	-	-	1,386	1,386	-	-	-	-
Disposition fees	-	-	118	118	-	-	-	-
Total fee income	-	-	3,030	3,030	-	-	427	427
Other:								
General and administrative expenses	(14,884)	(32)	991	(13,925)	(11,373)	(13)	426	(10,960)
Corporate property management expenses	(6,897)	-	1,089	(5,808)	(7,111)	-	2,501	(4,610)
Asset management fees	(3,843)	-	-	(3,843)	(7,673)	-	(26)	(7,699)
Acquisition expenses (including start up expenses)	(90)	-	36	(54)	(3,697)	-	-	(3,697)
Transition expenses	(12,672)	-	-	(12,672)	(9,003)	-	-	(9,003)
Straight-line rents	(859)	-	438	(421)	(950)	-	434	(516)
Stock compensation expense	(816)	-	-	(816)	-	-	-	-
Investment and development expenses	(1,197)	-	429	(768)	(553)	-	-	(553)
Interest expense	(21,424)	-	7,782	(13,642)	(23,844)	-	13,229	(10,615)
Interest income	10,554	424	(695)	10,283	8,507	910	(13)	9,404
Loss on early extinguishment of debt	(230)	-	102	(128)	(839)	-	808	(31)
Equity in income of investments in unconsolidated real estate joint ventures	770	(770)	-	-	1,311	(1,311)	-	-
Contingent purchase price adjustment	(250)	-	-	(250)	-	-	-	-
Derivative fair value adjustment	(219)		18	(201)	-	-	-	-
Other income (expense)	532	39	(88)	483	92	39	155	286
Dividends to preferred stockholders	(305)	(4)	132	(177)	(198)	(4)	90	(112)
Depreciation and amortization related to non-real estate assets	(2,793)	-	584	(2,209)	(1,931)	-	315	(1,616)
Discontinued operations, net of non-FFO items	-	-	-	-	3,391	-	(932)	2,459
Total other adjustments	(54,623)	(343)	10,818	(44,148)	(53,871)	(379)	16,987	(37,263)
FFO	$ 76,552	$ (343)	$ (31,329)	$ 44,880	$ 69,067	$ (379)	$ (26,661)	$ 42,027

Note: Certain amounts from the consolidated financial statements differ from the consolidated amounts above due to non-FFO items or reclassifications (e.g., straight-line rents, corporate property management expenses, stock compensation expense, etc.).

© 2015 Monogram Residential Trust, Inc. 10

(in thousands) (unaudited) 2014 2013 2014 2013 Reconciliation of loss from continuing operations to Adjusted EBITDA: Loss from continuing operations before gain on sale of real estate - Consolidated (6,721) $ (1,930) $ (16,140) $ (17,466) $ Depreciation and amortization 25,458 23,095 96,768 87,084 Interest expense 5,465 4,627 18,966 21,385 Loss on early extinguishment of debt - - 230 839 Acquisition expenses - (11) (17) 3,677 Transition expenses 6,006 398 12,672 9,003 Contingent purchase price adjustment - - 250 - Loss on derivative fair value adjustment 25 54 219 - Adjusted EBITDA - Consolidated 30,233 $ 26,233 $ 112,948 $ 104,522 $ Loss from continuing operations before gain on sale of real estate - Proportionate Share (6,395) $ (975) $ (15,217) $ (13,528) $ Depreciation and amortization 16,685 15,249 63,375 55,597 Interest expense 3,242 1,288 11,184 8,156 Loss on early extinguishment of debt - - 128 31 Acquisition expenses - (11) (17) 3,677 Transition expenses 6,006 398 12,672 9,003 Contingent purchase price adjustment - - 250 - Loss on derivative fair value adjustment 22 51 201 - Adjusted EBITDA - Proportionate Share 19,560 $ 16,000 $ 72,576 $ 62,936 $ December 31, December 31, Financial Information EBITDA Reconciliation Three Months Ended Year Ended © 2015 Monogram Residential Trust, Inc. 11

Southern California 5 / 2 Northern California 5 / 2 Texas 10 / 2 Mountain 5 / 1 Florida 3 / 2 New England 4 / 1 Georgia 1 / 1 Mid-West 1 / 0 Operating (39 communities) Development (13 communities) Portfolio Overview Geographic Regions as of December 31, 2014 Mid-Atlantic 5 / 2 Note: Excludes 4 debt investments ©2015Monogram Residential Trust, Inc. 12

Portfolio Overview
Summary of Number of Units and Communities

	Total Units		Total Communities	
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Equity Investments:				
Stabilized				
Wholly owned	1,971	1,769	7	6
Consolidated joint ventures	7,413	7,190	27	26
Total Stabilized	9,384	8,959	34	32
Lease up (including operating communities and developments in lease up)				
Wholly owned	-	202	-	1
Consolidated joint ventures	1,457	180	6	1
Total Lease up (including developments in lease up)	1,457	382	6	2
Developments under Construction and Pre-development				
Consolidated joint ventures	3,772	4,827	11	16
Total Developments under Construction and Pre-development	3,772	4,827	11	16
Land Held for Future Development				
Consolidated Joint Venture	N/A	N/A	1	1
Total Communities - Equity Investments	**14,613**	**14,168**	**52**	**51**
Debt Investments:				
Mezzanine Loans - Development/Lease up/Stabilized				
Wholly Owned	1,069	1,069	3	3
Unconsolidated joint venture	444	444	1	1
Total Communities - Debt Investments	**1,513**	**1,513**	**4**	**4**
Total Communities - Equity and Debt Investments	**16,126**	**15,681**	**56**	**55**
Total Wholly Owned	3,040	3,040	10	10
Total Consolidated Joint Ventures	12,642	12,197	45	44
Total Unconsolidated Joint Ventures	444	444	1	1
Total Communities - Equity and Debt Investments	**16,126**	**15,681**	**56**	**55**

© 2015 Monogram Residential Trust, Inc. 13

Portfolio Overview
Summary of Operating Communities
as of December 31, 2014

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on YTD 2014 NOI
Same Store Communities:					
Consolidated joint ventures					
The District Universal Boulevard	Orlando, FL	55%	2009	425	
Satori	Fort Lauderdale, FL	55%	2010	279	
Florida Totals				**704**	**7.3%**
Wholly owned					
The Reserve at La Vista Walk	Atlanta, GA	100%	2008	283	
Georgia Totals				**283**	**2.5%**
Consolidated joint ventures					
55 Hundred	Arlington, VA	55%	2010	234	
Bailey's Crossing	Alexandria, VA	55%	2010	414	
Burrough's Mill	Cherry Hill, NJ	55%	2004	308	
The Cameron	Silver Spring, MD	55%	2010	325	
The Lofts at Park Crest	McLean, VA	55%	2008	131	
Mid-Atlantic Totals				**1,412**	**19.1%**
Wholly owned					
Burnham Pointe	Chicago, IL	100%	2008	298	
Mid-West Totals				**298**	**5.2%**
Consolidated joint ventures					
4550 Cherry Creek	Denver, CO	55%	2004	288	
7166 at Belmar	Lakewood, CO	55%	2008	308	
Skye 2905	Denver, CO	55%	2010	400	
The Venue	Clark County, NV	55%	2009	168	
Veritas	Henderson, NV	52%	2011	430	
Mountain Totals				**1,594**	**16.4%**
Wholly owned					
Pembroke Woods	Pembroke, MA	100%	2006	240	
Consolidated joint ventures					
Stone Gate	Marlborough, MA	55%	2007	332	
West Village	Mansfield, MA	55%	2008	200	
New England Totals				**772**	**8.0%**
Wholly owned					
Acappella	San Bruno, CA	100%	2010	163	

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 14

Portfolio Overview
Summary of Operating Communities
as of December 31, 2014

	Location	Current Effective Ownership	Year of Completion or Most Recent Substantial Development	Units	Percentage of Portfolio Based on YTD 2014 NOI
Same Store Communities (continued):					
Consolidated joint ventures					
Acacia on Santa Rosa Creek	Santa Rosa, CA	55%	2003	277	
Argenta	San Francisco, CA	55%	2008	179	
Renaissance (Phase I)	Concord, CA	55%	2008	132	
Northern California Totals				751	13.3%
Consolidated joint ventures					
Calypso Apartments and Lofts	Irvine, CA	55%	2008	177	
Forty55 Lofts	Marina del Rey, CA	55%	2010	140	
The Gallery at NoHo Commons	Los Angeles, CA	55%	2008	438	
San Sebastian	Laguna Woods, CA	55%	2010	134	
Southern California Totals				889	13.5%
Wholly owned					
Uptown Post Oak	Houston, TX	100%	2008	392	
Consolidated joint ventures					
Briar Forest Lofts	Houston, TX	55%	2008	352	
Eclipse	Houston, TX	55%	2009	330	
Fitzhugh Urban Flats	Dallas, TX	55%	2009	452	
Grand Reserve	Dallas, TX	74%	2009	149	
Texas Totals				1,675	14.7%
Total Same Store Communities			**2009**	**8,378**	**100%**
Stabilized / Non-Comparable Communities:					
Consolidated joint venture					
The Franklin Delray	Delray Beach, FL	55%	2013	180	
Florida Totals				**180**	
Wholly owned					
Vara	San Francisco, CA	100%	2013	202	
Northern California Totals				**202**	
Wholly owned					
Allegro [1]	Addison, TX	100%	2013	393	
Consolidated joint venture					
Allusion West University	Houston, TX	55%	2014	231	
Texas Totals				**624**	
Total Stabilized / Non-Comparable Communities			**2013**	**1,006**	

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 15

Location Current Effective Ownership Year of Completion or Most Recent Substantial Development Units Percentage of Portfolio Based on YTD 2014 NOI Portfolio Overview Summary of Operating Communities as of December 31, 2014 Lease Up (including operating communities and developments in lease up)(2) Consolidated joint venture Point 21 Denver, CO 55% N/A 212 Mountain Totals 212 Consolidated joint venture Everly Wakefield, MA 55% 2014 186 New England Totals 186 Consolidated joint venture Blue Sol Costa Mesa, CA 100% 2014 113 Southern California Totals 113 Consolidated joint ventures 4110 Fairmount Dallas, TX 55% 2014 299 Arpeggio Victory Park Dallas, TX 55% 2014 377 Muse Museum District Houston, TX 55% 2014 270 Texas Totals 946 Total Lease up Communities 2014 1,457 Total Operating Communities 2009 10,841 (1) During 2013, we completed the development of the second phase of Allegro which added an additional 121 units. The property was initially completed in 2010. (2) These are communities included in the GAAP presentation in land, building and improvements except Point 21 which is partially included in land, buildings and improvements and the remaining balance is reflected in construction in progress on the consolidated balance sheet. © 2015 Monogram Residential Trust, Inc. 16

(dollars in thousands) (unaudited) Community Location Ownership Proportionate Share Contractual Principal Balance (1) Proportionate Share Contractual Accrued Interest Maturity Date Interest Rate (2) Jefferson at One Scottsdale Scottsdale, AZ 100% 22,712 $ 4,091 $ 12/7/2015 14.5% Kendall Square Miami Dade County, FL 100% 12,300 2,621 1/16/2016 15.0% Jefferson Center Richardson, TX 100% 14,989 1,544 9/4/2016 15.0% Jefferson Creekside Allen, TX 55.5% 7,837 1,247 8/15/2015 14.5% Our Proportionate Share 57,838 $ 9,503 $ 14.7% (1) Excludes certain GAAP consolidated costs, primarily related to accrued interest, deferred income and loan origination costs. Portfolio Overview Summary of Proportionate Share of Notes Receivable as of December 31, 2014 (2) The interest rate is calculated on a weighted average based on the contractual principal balance including only recurring interest. Excluded from the interest rate are fees paid at initial closing or final payment. © 2015 Monogram Residential Trust, Inc. 17

Operating Performance
Consolidated Net Operating Income

(dollars in thousands) (unaudited)

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	Growth	Year Ended December 31, 2014	Year Ended December 31, 2013	Growth
Rental revenue						
Same Store	$ 46,155	$ 45,215	2.1%	$ 183,525	$ 178,487	2.8%
Property sold in 2014	-	907	N/A	355	3,589	N/A
2013 acquisition	2,056	1,532	N/A	7,771	2,171	N/A
Developments	6,494	2,092	N/A	17,374	6,377	N/A
Total rental revenue	**54,705**	**49,746**	**10.0%**	**209,025**	**190,624**	**9.7%**
Property operating expenses, including real estate taxes						
Same Store	16,609	15,799	5.1%	65,231	63,064	3.4%
Property sold in 2014	-	320	N/A	180	1,193	N/A
2013 acquisition	702	748	N/A	2,660	1,306	N/A
Developments	3,913	1,045	N/A	10,744	3,093	N/A
Total property operating expenses, including real estate taxes	**21,224**	**17,912**	**18.5%**	**78,815**	**68,656**	**14.8%**
NOI						
Same Store	29,546	29,416	0.4%	118,294	115,423	2.5%
Property sold in 2014	-	587	N/A	175	2,396	N/A
2013 acquisition	1,354	784	N/A	5,111	865	N/A
Developments	2,581	1,047	N/A	6,630	3,284	N/A
Total NOI	**$ 33,481**	**$ 31,834**	**5.2%**	**$ 130,210**	**$ 121,968**	**6.8%**
Number of operating communities (including Lease ups) as of December 31						
Same Store	30	30	-			
Property sold in 2014	-	1	(1)			
2013 acquisition	1	1	-			
Developments	9	2	7			
Total operating communities	**40**	**34**	**6**			

© 2015 Monogram Residential Trust, Inc. 18

(in thousands) (unaudited) 2014 2013 2014 2013 Reconciliation of income (loss) from continuing operations to Same Store Net Operating Income: Income (loss) from continuing operations (6,477) $ (1,930) $ 271 $ (17,466) $ Adjustments to reconcile income (loss) from continuing operations to Net Operating Income: Corporate property management expenses 1,344 1,856 6,970 7,111 General and administrative expenses 4,231 3,503 15,627 11,373 Asset management fees - 2,152 3,843 7,673 Acquisition expenses - (11) (17) 3,677 Transition expenses 6,006 398 12,672 9,003 Interest expense 6,085 5,247 21,424 23,844 Depreciation and amortization 25,214 22,851 95,794 86,110 Interest income (2,737) (2,105) (10,554) (8,507) Gain on sale of real estate (244) - (16,411) - Loss on early extinguishment of debt - - 230 - Other, net 59 (127) 361 (850) Net Operating Income 33,481 31,834 130,210 121,968 Less: non-comparable Rental revenue (8,550) (4,531) (25,500) (12,137) Property operating expenses, including real estate taxes 4,615 2,113 13,584 5,592 Same Store Net Operating Income 29,546 $ 29,416 $ 118,294 $ 115,423 $ December 31, December 31, Operating Performance Three Months Ended Year Ended Reconciliation of Consolidated Net Operating Income © 2015 Monogram Residential Trust, Inc. 19

Operating Performance
Consolidated QTD Net Operating Income and Other Operating Metrics

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Operating Margin		Occupancy		Monthly Rental Rate Per Unit	
	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	QTD 4Q 2014	QTD 4Q 2013	QTD 4Q 2014	QTD 4Q 2013
Consolidated															
Same Store															
Florida	$ 3,381	$ 3,364	0.5%	$ 1,224	$ 1,210	1.2%	$ 2,157	$ 2,154	0.1%	63.8%	64.0%	92.2%	94.5%	$ 1,574	$ 1,549
Georgia	1,307	1,214	7.7%	636	498	27.7%	671	716	-6.3%	51.3%	59.0%	97.5%	96.5%	1,409	1,380
Mid-Atlantic	8,817	9,006	-2.1%	3,347	3,153	6.2%	5,470	5,853	-6.5%	62.0%	65.0%	90.7%	94.5%	2,016	2,053
Mid-West	2,320	2,218	4.6%	762	753	1.2%	1,558	1,465	6.3%	67.2%	66.1%	92.6%	93.6%	2,473	2,411
Mountain	7,113	6,843	3.9%	2,170	2,200	-1.4%	4,943	4,643	6.5%	69.5%	67.9%	94.0%	93.2%	1,466	1,419
New England	3,698	3,633	1.8%	1,346	1,294	4.0%	2,352	2,339	0.6%	63.6%	64.4%	94.3%	95.7%	1,593	1,518
Northern California	5,925	5,530	7.1%	1,854	1,806	2.7%	4,071	3,724	9.3%	68.7%	67.3%	96.4%	95.2%	2,592	2,437
Southern California	6,053	5,825	3.9%	1,956	1,789	9.3%	4,097	4,036	1.5%	67.7%	69.3%	94.4%	94.9%	2,156	2,116
Texas	7,541	7,582	-0.5%	3,314	3,096	7.0%	4,227	4,486	-5.8%	56.1%	59.2%	94.4%	95.6%	1,525	1,485
Total Same Store	**46,155**	**45,215**	**2.1%**	**16,609**	**15,799**	**5.1%**	**29,546**	**29,416**	**0.4%**	**64.0%**	**65.1%**	**93.7%**	**94.7%**	**1,799**	**1,759**
Stabilized Non-Comparable															
Florida	996	377	N/A	383	251	N/A	613	126	N/A	61.5%	N/A	96.1%	N/A	1,815	N/A
Northern California	2,056	1,532	N/A	702	748	N/A	1,354	784	N/A	65.9%	N/A	97.0%	N/A	3,408	N/A
Texas	2,783	1,713	N/A	1,232	707	N/A	1,551	1,006	N/A	55.7%	N/A	92.1%	N/A	1,639	N/A
Total Stabilized Non-Comparable	**5,835**	**3,622**	**61%**	**2,317**	**1,706**	**36%**	**3,518**	**1,916**	**84%**	**60.3%**	N/A	**93.8%**	N/A	**2,026**	N/A
Lease up (includes operating and development communities)															
Mountain	5	-	N/A	94	-	N/A	(89)	-	N/A	N/A	N/A	6.1%	N/A	N/A	N/A
New England	74	-	N/A	196	-	N/A	(122)	-	N/A	N/A	N/A	22.6%	N/A	N/A	N/A
Southern California	202	-	N/A	238	-	N/A	(36)	-	N/A	N/A	N/A	54.0%	N/A	N/A	N/A
Texas	2,428	-	N/A	1,658	66	N/A	770	(66)	N/A	N/A	N/A	68.7%	N/A	N/A	N/A
Total Lease up	**2,709**	-	N/A	**2,186**	**66**	N/A	**523**	**(66)**	N/A	N/A	N/A	**52.6%**	N/A	N/A	N/A
Dispositions and other non-lease up developments	**6**	**909**	N/A	**112**	**341**	N/A	**(106)**	**568**	N/A						
Total Portfolio	**$ 54,705**	**$ 49,746**	**10.0%**	**$ 21,224**	**$ 17,912**	**18.5%**	**$ 33,481**	**$ 31,834**	**5.2%**						

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 20

Operating Performance
Proportionate Share QTD Net Operating Income and Other Operating Metrics

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Operating Margin		Occupancy		Monthly Rental Rate Per Unit	
	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	% Change	QTD 4Q 2014	QTD 4Q 2013	QTD 4Q 2014	QTD 4Q 2013	QTD 4Q 2014	QTD 4Q 2013
Proportionate Share															
Same Store															
Florida	$ 1,875	$ 1,865	0.5%	$ 679	$ 671	1.2%	$ 1,196	$ 1,194	0.2%	63.8%	64.0%	92.2%	94.5%	$ 1,574	$ 1,549
Georgia	1,307	1,214	7.7%	636	498	27.7%	671	716	-6.3%	51.3%	59.0%	97.5%	96.5%	1,409	1,380
Mid-Atlantic	4,875	4,979	-2.1%	1,850	1,743	6.1%	3,025	3,236	-6.5%	62.1%	65.0%	90.7%	94.5%	2,016	2,053
Mid-West	2,320	2,218	4.6%	762	753	1.2%	1,558	1,465	6.3%	67.2%	66.1%	92.6%	93.6%	2,473	2,411
Mountain	3,928	3,779	3.9%	1,198	1,214	-1.3%	2,730	2,565	6.4%	69.5%	67.9%	94.0%	93.2%	1,466	1,419
New England	2,540	2,493	1.9%	949	899	5.6%	1,591	1,594	-0.2%	62.6%	63.9%	94.3%	95.7%	1,593	1,518
Northern California	3,876	3,626	6.9%	1,215	1,187	2.4%	2,661	2,439	9.1%	68.7%	67.3%	96.4%	95.2%	2,592	2,437
Southern California	3,333	3,208	3.9%	1,077	985	9.3%	2,256	2,223	1.5%	67.7%	69.3%	94.4%	94.9%	2,156	2,116
Texas	5,248	5,286	-0.7%	2,295	2,141	7.2%	2,953	3,145	-6.1%	56.3%	59.5%	94.4%	95.6%	1,525	1,485
Total Same Store	**29,302**	**28,668**	**2.2%**	**10,661**	**10,091**	**5.6%**	**18,641**	**18,577**	**0.3%**	**63.6%**	**64.8%**	**93.7%**	**94.7%**	**1,799**	**1,759**
Stabilized Non-Comparable															
Florida	552	209	N/A	212	139	N/A	340	70	N/A	61.6%	N/A	96.1%	N/A	1,815	N/A
Northern California	2,056	1,532	N/A	702	748	N/A	1,354	784	N/A	65.9%	N/A	97.0%	N/A	3,408	N/A
Texas	2,336	1,715	N/A	1,025	690	N/A	1,311	1,025	N/A	56.1%	N/A	92.1%	N/A	1,639	N/A
Total Stabilized Non-Comparable	**4,944**	**3,456**	**43%**	**1,939**	**1,577**	**23%**	**3,005**	**1,879**	**60%**	**60.8%**	N/A	**93.8%**	N/A	**2,026**	N/A
Lease up (includes operating and development communities)															
Mountain	3	-	N/A	52	-	N/A	(49)	-	N/A	N/A	N/A	6.1%	N/A	N/A	N/A
New England	41	-	N/A	109	-	N/A	(68)	-	N/A	N/A	N/A	22.6%	N/A	N/A	N/A
Southern California	202	-	N/A	238	-	N/A	(36)	-	N/A	N/A	N/A	54.0%	N/A	N/A	N/A
Texas	1,346	-	N/A	920	37	N/A	426	(37)	N/A	N/A	N/A	68.7%	N/A	N/A	N/A
Total Lease up	**1,592**	-	**N/A**	**1,319**	**37**	**N/A**	**273**	**(37)**	**N/A**	N/A	N/A	**52.6%**	N/A	N/A	N/A
Dispositions and other non-lease up developments	**2**	**504**	**N/A**	**62**	**189**	**N/A**	**(60)**	**315**	**N/A**						
Total Portfolio	**$ 35,840**	**$ 32,628**	**9.8%**	**$ 13,981**	**$ 11,894**	**17.5%**	**$ 21,859**	**$ 20,734**	**5.4%**						

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 21

Operating Performance
Consolidated YTD Net Operating Income and Other Operating Metrics

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income		
	YTD 4Q 2014	YTD 4Q 2013	% Change	YTD 4Q 2014	YTD 4Q 2013	% Change	YTD 4Q 2014	YTD 4Q 2013	% Change
Consolidated									
Same Store									
Florida	$ 13,615	$ 13,411	1.5%	$ 4,983	$ 4,886	2.0%	$ 8,632	$ 8,525	1.3%
Georgia	5,143	4,847	6.1%	2,138	1,951	9.6%	3,005	2,896	3.8%
Mid-Atlantic	35,795	35,977	-0.5%	13,188	12,352	6.8%	22,607	23,625	-4.3%
Mid-West	9,265	8,959	3.4%	3,157	3,197	-1.3%	6,108	5,762	6.0%
Mountain	28,030	27,050	3.6%	8,683	8,643	0.5%	19,347	18,407	5.1%
New England	14,751	14,216	3.8%	5,247	5,336	-1.7%	9,504	8,880	7.0%
Northern California	22,990	21,456	7.1%	7,260	6,971	4.1%	15,730	14,485	8.6%
Southern California	23,634	22,724	4.0%	7,688	7,310	5.2%	15,946	15,414	3.5%
Texas	30,302	29,847	1.5%	12,887	12,418	3.8%	17,415	17,429	-0.1%
Total Same Store	**183,525**	**178,487**	**2.8%**	**65,231**	**63,064**	**3.4%**	**118,294**	**115,423**	**2.5%**
Stabilized Non-Comparable									
Florida	3,698	421	N/A	1,436	419	N/A	2,262	2	N/A
Northern California	7,771	2,171	N/A	2,660	1,306	N/A	5,111	865	N/A
Texas	9,407	5,936	N/A	4,438	2,523	N/A	4,969	3,413	N/A
Total Stabilized Non-Comparable	**20,876**	**8,528**	N/A	**8,534**	**4,248**	N/A	**12,342**	**4,280**	N/A
Lease up (includes operating and development communities)									
Mountain	4	-	N/A	107	-	N/A	(103)	-	N/A
New England	77	-	N/A	300	-	N/A	(223)	-	N/A
Southern California	206	-	N/A	333	-	N/A	(127)	-	N/A
Texas	3,977	-	N/A	3,882	68	N/A	95	(68)	N/A
Total Lease up	**4,264**	-	N/A	**4,622**	**68**	N/A	**(358)**	**(68)**	N/A
Dispositions and other non-lease up developments	**360**	**3,609**	N/A	**428**	**1,276**	N/A	**(68)**	**2,333**	N/A
Total Portfolio	**$ 209,025**	**$ 190,624**	**9.7%**	**$ 78,815**	**$ 68,656**	**14.8%**	**$ 130,210**	**$ 121,968**	**6.8%**

	Operating Margin		Occupancy		Monthly Rental Rate Per Unit	
	YTD 4Q 2014	YTD 4Q 2013	YTD 4Q 2014	YTD 4Q 2013	YTD 4Q 2014	YTD 4Q 2013
Consolidated						
Same Store						
Florida	63.4%	63.6%	92.2%	94.5%	$ 1,574	$ 1,549
Georgia	58.4%	59.7%	97.5%	96.5%	1,409	1,380
Mid-Atlantic	63.2%	65.7%	90.7%	94.5%	2,016	2,053
Mid-West	65.9%	64.3%	92.6%	93.6%	2,473	2,411
Mountain	69.0%	68.0%	94.0%	93.2%	1,466	1,419
New England	64.4%	62.5%	94.3%	95.7%	1,593	1,518
Northern California	68.4%	67.5%	96.4%	95.2%	2,592	2,437
Southern California	67.5%	67.8%	94.4%	94.9%	2,156	2,116
Texas	57.5%	58.4%	94.4%	95.6%	1,525	1,485
Total Same Store	**64.5%**	**64.7%**	**93.7%**	**94.7%**	**1,799**	**1,759**
Stabilized Non-Comparable						
Florida	61.2%	N/A	96.1%	N/A	1,815	N/A
Northern California	65.8%	N/A	97.0%	N/A	3,408	N/A
Texas	52.8%	N/A	92.1%	N/A	1,639	N/A
Total Stabilized Non-Comparable	**59.1%**	N/A	**93.8%**	N/A	**2,026**	N/A
Lease up (includes operating and development communities)						
Mountain	N/A	N/A	6.1%	N/A	N/A	N/A
New England	N/A	N/A	22.6%	N/A	N/A	N/A
Southern California	N/A	N/A	54.0%	N/A	N/A	N/A
Texas	N/A	N/A	68.7%	N/A	N/A	N/A
Total Lease up	N/A	N/A	**52.6%**	N/A	N/A	N/A

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 22

Operating Performance

Proportionate Share YTD Net Operating Income and Other Operating Metrics

(dollars in thousands) (unaudited)

	Rental Revenue			Property Operating Expenses			Net Operating Income			Operating Margin		Occupancy		Monthly Rental Rate Per Unit	
	YTD 4Q 2014	YTD 4Q 2013	% Change	YTD 4Q 2014	YTD 4Q 2013	% Change	YTD 4Q 2014	YTD 4Q 2013	% Change	YTD 4Q 2014	YTD 4Q 2013	YTD 4Q 2014	YTD 4Q 2013	YTD 4Q 2014	YTD 4Q 2013
Proportionate Share															
Same Store															
Florida	$ 7,549	$ 7,436	1.5%	$ 2,763	$ 2,709	2.0%	$ 4,786	$ 4,727	1.2%	63.4%	63.6%	92.2%	94.5%	$ 1,574	$ 1,549
Georgia	5,143	4,847	6.1%	2,138	1,951	9.6%	3,005	2,896	3.8%	58.4%	59.7%	97.5%	96.5%	1,409	1,380
Mid-Atlantic	19,791	19,892	-0.5%	7,291	6,827	6.8%	12,500	13,065	-4.3%	63.2%	65.7%	90.7%	94.5%	2,016	2,053
Mid-West	9,265	8,959	3.4%	3,157	3,197	-1.3%	6,108	5,762	6.0%	65.9%	64.3%	92.6%	93.6%	2,473	2,411
Mountain	15,477	14,937	3.6%	4,793	4,771	0.5%	10,684	10,166	5.1%	69.0%	68.1%	94.0%	93.2%	1,466	1,419
New England	10,120	9,738	3.9%	3,674	3,730	-1.5%	6,446	6,008	7.3%	63.7%	61.7%	94.3%	95.7%	1,593	1,518
Northern California	15,034	14,049	7.0%	4,758	4,576	4.0%	10,276	9,473	8.5%	68.4%	67.4%	96.4%	95.2%	2,592	2,437
Southern California	13,015	12,514	4.0%	4,234	4,027	5.1%	8,781	8,487	3.5%	67.5%	67.8%	94.4%	94.9%	2,156	2,116
Texas	21,097	20,797	1.4%	8,884	8,582	3.5%	12,213	12,215	0.0%	57.9%	58.7%	94.4%	95.6%	1,525	1,485
Total Same Store	**116,491**	**113,169**	**2.9%**	**41,692**	**40,370**	**3.3%**	**74,799**	**72,799**	**2.7%**	**64.2%**	**64.3%**	**93.7%**	**94.7%**	**1,799**	**1,759**
Stabilized Non-Comparable															
Florida	2,050	233	N/A	796	232	N/A	1,254	1	N/A	61.2%	N/A	96.1%	N/A	1,815	N/A
Northern California	7,771	2,171	N/A	2,660	1,306	N/A	5,111	865	N/A	65.8%	N/A	97.0%	N/A	3,408	N/A
Texas	8,434	5,939	N/A	3,763	2,503	N/A	4,671	3,436	N/A	55.4%	N/A	92.1%	N/A	1,639	N/A
Total Stabilized Non-Comparable	**18,255**	**8,343**	N/A	**7,219**	**4,041**	N/A	**11,036**	**4,302**	N/A	**60.5%**	N/A	**93.8%**	N/A	**2,026**	N/A
Lease up (includes operating and development communities)															
Mountain	2	-	N/A	60	-	N/A	(58)	-	N/A	N/A	N/A	6.1%	N/A	N/A	N/A
New England	43	-	N/A	167	-	N/A	(124)	-	N/A	N/A	N/A	22.6%	N/A	N/A	N/A
Southern California	206	-	N/A	333	-	N/A	(127)	-	N/A	N/A	N/A	54.0%	N/A	N/A	N/A
Texas	2,205	-	N/A	2,151	37	N/A	54	(37)	N/A	N/A	N/A	68.7%	N/A	N/A	N/A
Total Lease up	**2,456**	-	N/A	**2,711**	**37**	N/A	**(255)**	**(37)**	N/A	N/A	N/A	**52.6%**	N/A	N/A	N/A
Dispositions and other non-lease up developments	**199**	**1,992**	N/A	**238**	**709**	N/A	**(39)**	**1,283**	N/A						
Total Portfolio	**$ 137,401**	**$ 123,504**	**11.3%**	**$ 51,860**	**$ 45,157**	**14.8%**	**$ 85,541**	**$ 78,347**	**9.2%**						

Note: Certain amounts from the Proportionate Operating Information and FFO differ from the amounts above due to adjustments for non-FFO items (e.g., straight-line rents and start up expenses).

© 2015 Monogram Residential Trust, Inc. 23

(dollars in thousands) (unaudited) Same Store Properties Detailed Comparison by Major Operating Expense Categories Onsite management 136 $ 3.5% 128 $ 0.8% Marketing 60 9.3% (182) -6.8% Maintenance, including expensed turnover costs 38 1.3% (35) -0.3% Utilities 19 1.0% 244 3.3% Insurance 134 23.7% 334 14.8% Real estate taxes (2) 327 5.5% 1,686 7.2% Other 96 185.4% (8) -1.7% Total Operating Expenses 810 $ 5.1% 2,167 $ 3.4% (1) A positive percent change represents an increase in expense and a negative percent change represents a decrease in expense. (2) Real estate tax increases for YTD Q4 2014 compared to YTD Q4 2013 primarily due to prior year recoveries of real estate taxes recognized in 2013. Operating Performance Dollar Change Q4 2014 Compared to Q4 2013 Percent Change Q4 2014 Compared to Q4 2013 (1) Dollar Change YTD Q4 2014 Compared to YTD Q4 2013 Percent Change YTD Q4 2014 Compared to YTD Q4 2013 (1) Consolidated QTD and YTD Comparisons of Same Store Operating Expenses © 2015 Monogram Residential Trust, Inc. 24

(dollars in thousands) (unaudited) Proportionate Share: Total General and administrative and corporate property management expenses 3,594 $ 1,637 $ 5,231 $ 20,924 $ Less: Asset management and property management fee income (425) (712) (1,137) (4,548) Net Expenses 3,169 925 4,094 16,376 Net Expenses as percentage of Total Revenue 8.8% 2.6% 11.4% 11.4% Net Expenses as percentage of Total Assets 0.1% 0.0% 0.1% 0.5% Note: Effective June 30, 2014, we completed our transition to a fully integrated self-managed company. Accordingly, expenses and offsetting fee income are only meaningful for the quarter and annualized. For the Three Months Ended December 31, 2014 Operating Performance Proportionate Share QTD General Administrative and Corporate Property Management Expenses General and Administrative Expenses Corporate Property Management Expenses Total Expenses Annualized Total Expenses © 2015 Monogram Residential Trust, Inc. 25

Capital Deployment

Summary of Developments

as of December 31, 2014

(dollars in thousands) (unaudited)

										Our Proportionate Share		
Community	Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date [1]	Estimated Stabilization Date [1]	Estimated Economic Cost per Unit	Occupancy	Percent Complete	Estimated Total Economic Costs	Economic Costs Incurred as of 12/31/2014	Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease Up [2]												
Allusion West University - Houston, TX	55.5%	231	3Q 2012	1Q 2014	2Q 2014	4Q 2014	$ 167,201	90%	100%	$ 21,494	$ 21,494	
4110 Fairmount - Dallas, TX	55.5%	299	3Q 2012	2Q 2014	3Q 2014	2Q 2015	141,403	64%	99%	23,444	23,116	
Arpeggio Victory Park - Dallas, TX	55.5%	377	3Q 2012	1Q 2014	3Q 2014	2Q 2015	146,372	75%	98%	30,599	29,864	
Blue Sol - Costa Mesa, CA	100%	113	2Q 2013	3Q 2014	3Q 2014	1Q 2015	322,437	54%	95%	36,435	34,653	
Everly - Wakefield, MA	55.5%	186	2Q 2013	3Q 2014	4Q 2014	3Q 2015	258,330	23%	90%	26,643	24,006	
Muse Museum District - Houston, TX	55.5%	270	1Q 2013	3Q 2014	4Q 2014	2Q 2015	169,524	66%	99%	25,380	25,148	
Total Stabilized During the Current Qtr or in Lease Up		**1,476**					**180,448**	**65%**	**97%**	**163,995**	**158,281**	
Developments in Lease Up												
Point 21 - Denver, CO	55.5%	212	1Q 2013	4Q 2014	2Q 2015	4Q 2015	224,280	6%	90%	26,365	23,623	
Total Developments in Lease Up		**212**					**224,280**	**6%**	**90%**	**26,365**	**23,623**	
Construction												
SEVEN - Austin, TX	55.5%	220	4Q 2012	2Q 2015	2Q 2015	1Q 2016	254,797	N/A	85%	31,083	26,543	
Cyan on Peachtree - Atlanta, GA	55.5%	329	4Q 2013	2Q 2015	3Q 2015	3Q 2016	205,713	N/A	79%	37,528	29,568	
Zinc - Cambridge, MA	55.5%	392	2Q 2013	3Q 2015	4Q 2015	1Q 2017	462,316	N/A	72%	100,491	72,076	
SoMa - Miami, FL	55.5%	418	4Q 2013	3Q 2015	4Q 2015	4Q 2016	235,182	N/A	66%	54,511	35,784	
On Mission Lofts - San Francisco, CA	55.5%	121	2Q 2014	4Q 2015	4Q 2015	2Q 2016	537,782	N/A	47%	36,082	16,902	
The Aleman - Dallas, TX	49.9%	365	3Q 2013	2Q 2015	1Q 2016	4Q 2016	247,560	N/A	55%	45,098	24,676	
The Verge - San Diego, CA	70.3%	444	4Q 2013	3Q 2015	1Q 2016	2Q 2017	277,322	N/A	55%	86,561	47,360	
Nouvelle - Tysons Corner, VA	55.5%	461	4Q 2013	3Q 2015	2Q 2016	3Q 2017	421,329	N/A	55%	107,702	58,947	
Uptown Delray - Del Ray Beach, FL	55.5%	146	4Q 2014	2Q 2016	4Q 2016	1Q 2017	278,812	N/A	25%	22,572	5,551	
Shady Grove - Rockville, MD	100%	366	3Q 2014	3Q 2016	1Q 2017	4Q 2017	244,683	N/A	36%	89,554	32,216	
Total Construction		**3,262**					**308,499**	**N/A**	**57%**	**611,182**	**349,623**	
Pre-development												
Huntington Beach - Huntington Beach, CA [3]	65.4%	510	2Q 2015	1Q 2017	1Q 2018	3Q 2018	320,385	N/A	23%	106,779	24,125	
Total Pre-development		**510**					**320,385**	**N/A**	**23%**	**106,779**	**24,125**	
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,456	
Total Developments		**5,460**					**$ 271,723**		**63%**	**$ 908,321**	**$ 561,108**	**6.3% [5]**

(1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders).
(2) These are communities included in the GAAP presentation in land, buildings and improvements but that are still in lease up or stabilized during the current quarter and still have some remaining development costs.
(3) The ownership percentage for Huntington Beach is based upon the economics assuming completion of the development.
(4) Our share of Total cash cost to complete, including retainage and other construction payables, is $403,965. These costs are anticipated to be funded by:

Construction loan draws	$ 364,902	(63% related to binding loan commitments)
Other, including cash and our existing credit facilities	39,063	
	$ 403,965	

(5) The developments, exclusive of land held for future developments, are expected to generate a stabilized yield on total economic cost in the 6.0% to 6.5% range.

© 2015 Monogram Residential Trust, Inc. 26

(dollars in thousands, except costs per unit) (unaudited) Location Vara San Francisco, CA 202 108,700 $ 538,119 $ 108,700 $ - $ Location 100% per Unit Our Share 100% Our Share Tupelo Alley Portland, OR 188 52,855 $ 281,143 $ 29,308 $ 33,379 $ 18,509 $ 39,930 $ 4.3% Grand Reserve Orange Orange, CT 168 35,300 210,119 35,300 34,273 34,273 25,747 5.2% Halstead Houston, TX 301 43,495 144,500 23,922 42,245 23,290 33,336 5.2% Cyan/PDX Portland, OR 352 95,750 272,017 52,663 95,514 52,533 81,610 3.6% The Reserve at John's Creek Walk (1) Johns Creek, GA 210 37,250 177,381 18,400 33,263 6,600 29,753 5.2% Total 1,219 264,650 $ 217,105 $ 159,593 $ 238,674 $ 135,205 $ 210,376 $ 4.4% (1) Our share of cash proceeds excludes the $23.3 million received upon pay-off of our bridge loan to John's Creek Venture. 2014 2013 Communities Sold Communities Acquired 2013 Cash Proceeds Capital Deployment Acquisition and Disposition Summary Gross Book Value at Time of Sale Exit Capitalization Rate as of December 31, 2014 Assumed Debt Number of Units Number of Units Purchase Price Our Share Purchase Price 100% Purchase Price per Unit Gross Sales Price © 2015 Monogram Residential Trust, Inc. 27

(dollars in thousands, except per unit amounts) (unaudited) 2014 2013 % Change 2014 2013 % Change Capital Expenditures - Same Store Recurring 489 $ 486 $ 0.6% 1,857 $ 1,857 $ 0.0% Non-Recurring 529 526 N/A 2,967 2,603 N/A Revenue Producing 112 31 N/A 599 448 N/A Total capital expenditures - Same Store 1,130 $ 1,043 $ 8.3% 5,423 $ 4,908 $ 10.5% Capital Expenditures per Unit - Same Store Recurring 58 $ 58 $ 0.0% 222 $ 222 $ 0.0% Non-Recurring 63 63 N/A 354 311 N/A Revenue Producing 14 4 N/A 71 53 N/A Total capital expenditures per unit - Same Store 135 $ 125 $ 8.7% 647 $ 586 $ 10.5% Capital Expenditures as a Percentage of Rental Revenue - Same Store Recurring 1.1% 1.1% 1.0% 1.0% Non-Recurring 1.1% 1.1% 1.6% 1.5% Revenue Producing 0.2% 0.1% 0.4% 0.3% Total capital expenditures as a percentage of rental revenue - Same Store 2.4% 2.3% 3.0% 2.8% Three Months Ended December 31, Capital Deployment Capital Expenditures - Same Store Year Ended December 31, © 2015 Monogram Residential Trust, Inc. 28

Capitalization
Debt Summary

(dollars in thousands) (unaudited)

	As of December 31, 2014				
	Total Consolidated Balance (1) (2)	Weighted Average Time to Maturity	Weighted Average Contractual Interest Rate	Proportionate Share of Contractual Balance (4)	Percent of Total Debt
Company Level Debt					
Fixed Rate - Mortgages Payable	$ 87,250	5.2 years	3.95%	$ 87,250	12.1%
Variable Rate - Construction Notes Payable - Recourse Debt (3)	32,956	3.3 years	2.32%	32,956	4.6%
Credit Facility	10,000	2.3 years	2.24%	10,000	1.4%
Total Company Level Debt	130,206	4.5 years	3.41%	130,206	18.1%
Co-Investment Venture Level Debt					
Fixed Rate - Mortgages Payable	832,005	3.1 years	3.73%	461,138	64.1%
Variable Rate - Mortgages Payable	11,932	2.3 years	2.52%	6,562	0.9%
Fixed Rate - Construction Notes Payable	57,041	2.5 years	4.16%	30,079	4.2%
Variable Rate - Construction Notes Payable	165,297	3.0 years	2.30%	91,930	12.8%
Total Co-Investment Venture Level Debt	1,066,275	**3.0 years**	3.52%	589,709	81.9%
Total Debt	**$ 1,196,481**	**3.2 years**	**3.50%**	**$ 719,915**	**100.0%**

Debt Maturities

	As of December 31, 2014	
Aggregate Debt Maturities by Year	Weighted Average Rate on Debt Maturities	Proportionate Share of Contractual Balance (4)
2015	4.13%	$ 46,245
2016	4.00%	102,824
2017	3.10%	162,961
2018	3.44%	187,079
2019	3.20%	126,072
Thereafter	3.69%	94,734
Total Debt Maturities	**3.50%**	**$ 719,915**

(1) The amounts listed below are the contractual amounts on each loan at 100% regardless of the Company's ownership plus the unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet.

(2) All of the Company's debt is secured debt.

(3) The portion for which the Company has provided recourse guarantees. Non-guaranteed portion is included in Co-Investment Venture level.

(4) Excludes certain GAAP consolidated costs, primarily related to unamortized adjustments from business combinations.

© 2015 Monogram Residential Trust, Inc. 29

(dollars in thousands) (unaudited) Capitalization Debt Summary 2014 2013 2014 2013 Fixed Charge coverage ratio 3.32x 3.34x 3.28x 3.53x Debt to EBITDA (1) 9.89x 9.90x 10.59x 9.94x Net Debt to EBITDA (1) 8.93x 6.86x 9.56x 6.89x Adjusted Financial Ratios - Excluding Development Activity Fixed Charge coverage ratio 3.65x 3.23x 3.39x 3.20x Debt to EBITDA (1) 7.78x 9.39x 8.33x 9.43x Net Debt to EBITDA (1) 6.82x 6.35x 7.30x 6.38x (1) EBITDA is annualized for last quarter for the respective reporting periods. Consolidated Leverage Ratios Three Months Ended December 31, Year Ended December 31, © 2015 Monogram Residential Trust, Inc. 30

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of December 31, 2014			
	Total Contractual Balance (1)(2)	Maturity Date	Contractual Interest Rate (3)	Proportionate Share of Contractual Balance (1)
Company Level Debt				
Fixed Rate - Mortgages Payable				
Acappella	$ 30,250	August-2018	3.86%	$ 30,250
Vara	57,000	December-2020	4.00%	57,000
Total Fixed Rate - Mortgages Payable	87,250		3.95%	87,250
Variable Rate - Construction Notes Payable - Recourse Debt (4)				
4110 Fairmount	6,016	April-2017	Monthly Libor + 2.25%	6,016
Muse Museum District	3,471	February-2018	Monthly Libor + 1.95%	3,471
Everly	2,933	June-2018	Monthly Libor + 2.00%	2,933
Point 21	2,074	December-2017	Monthly Libor + 2.00%	2,074
Nouvelle	1,260	August-2018	Monthly Libor + 2.10%	1,260
SEVEN	2,898	August-2018	Monthly Libor + 2.15%	2,898
The Verge	324	October-2018	Monthly Libor + 1.95%	324
SoMa	2,901	October-2017	Monthly Libor + 2.10%	2,901
Zinc	11,079	October-2018	Monthly Libor + 2.25%	11,079
Total Variable Rate - Construction Notes Payable - Recourse Debt	32,956		2.32%	32,956
Credit Facility (5)	10,000	April-2017	Monthly Libor + 2.08%	10,000
Total Company Level Debt	**130,206**		**3.41%**	**130,206**
Co-Investment Venture Level Debt				
Fixed Rate - Mortgages Payable				
4550 Cherry Creek	28,600	March-2015	4.23%	15,730
55 Hundred	41,750	January-2017	3.75%	23,150
7166 at Belmar	22,825	June-2015	4.11%	12,554
Acacia on Santa Rosa Creek	29,000	March-2020	3.17%	15,950
Argenta	51,000	August-2016	3.19%	28,050
Bailey's Crossing	76,000	July-2017	2.82%	42,142
Briar Forest Lofts	20,571	September-2017	4.46%	11,314
Burrough's Mill	24,848	October-2016	5.29%	13,666
Calypso Apartments and Lofts	24,000	March-2015	4.21%	13,200
The Cameron	64,914	July-2019	3.09%	35,995
The District Universal Boulevard	37,203	June-2018	4.54%	20,629
Eclipse	20,419	September-2017	4.46%	11,231
Fitzhugh Urban Flats	27,377	August-2017	4.35%	15,057
Forty 55 Lofts	25,500	October-2020	3.90%	14,025
The Gallery at NoHo Commons	51,300	November-2016	4.72%	28,215
Grand Reserve	20,771	May-2019	3.41%	15,445
The Lofts at Park Crest	32,400	January-2019	3.42%	17,820
San Sebastian	21,000	June-2020	3.31%	11,645
Satori	51,000	January-2019	3.54%	28,280
Skye 2905	56,100	June-2018	4.19%	31,107
Stone Gate	34,751	July-2018	4.24%	19,270
The Venue	10,500	January-2019	3.66%	5,775
Veritas	35,618	November-2019	2.77%	19,750
West Village	20,251	October-2019	2.48%	11,138
Total Fixed Rate - Mortgages Payable	827,698		3.73%	461,138

(Table continued on next page)

© 2015 Monogram Residential Trust, Inc. 31

Capitalization
Debt Detail by Multifamily Community

(dollars in thousands) (unaudited)

	As of December 31, 2014			
	Total Contractual Balance [1][2]	Maturity Date	Contractual Interest Rate [3]	Proportionate Share of Contractual Balance [1]
Variable Rate - Mortgages Payable				
The Lofts at Park Crest Retail	11,932	April-2017	Monthly Libor + 2.35%	6,562
Fixed Rate - Construction Notes Payable				
The Alexan	27,984	August-2018	4.00%	13,967
Arpeggio Victory Park	29,057	June-2016	4.31%	16,112
Total Fixed Rate - Construction Notes Payable	57,041		4.16%	30,079
Variable Rate - Construction Notes Payable				
4110 Fairmount	18,047	April-2017	Monthly Libor + 2.25%	10,007
Muse Museum District	19,668	February-2018	Monthly Libor + 1.95%	10,906
Everly	16,620	June-2018	Monthly Libor + 2.00%	9,216
Point 21	18,662	December-2017	Monthly Libor + 2.00%	10,348
Allusion West University	20,581	February-2016	Monthly Libor + 2.25%	11,412
Nouvelle [4]	3,779	August-2018	Monthly Libor + 2.10%	2,096
SEVEN	16,422	August-2018	Monthly Libor + 2.15%	9,106
The Verge	1,836	October-2018	Monthly Libor + 1.95%	1,291
SoMa	16,443	October-2017	Monthly Libor + 2.10%	9,118
Zinc	33,239	October-2018	Monthly Libor + 2.25%	18,430
Total Variable Rate - Construction Notes Payable	165,297		2.30%	91,930
Unamortized adjustments from business combinations [6]	4,307			2,379
Total Co-Investment Venture Level Debt	1,066,275		3.52%	592,089
Total Debt	**$ 1,196,481**		**3.50%**	**$ 722,295**

(1) The amounts listed below by multifamily community are the contractual amounts on each loan at 100% regardless of the Company's ownership and exclude any unamortized GAAP adjustments from business combinations.

(2) All of the Company's debt is secured debt.

(3) Total and sub-totals represent the weighted-average interest rates as of December 31, 2014. Monthly LIBOR as of December 31, 2014 is 0.17%.

(4) The portion for which the Company has provided recourse guarantees. Non-guaranteed portion is included in Co-Investment Venture level below.

(5) The credit facility is collateralized by the following multifamily communities: Burnham Pointe, The Reserve at LaVista Walk and Uptown Post Oak.

(6) The unamortized adjustments from business combinations included in the GAAP amounts listed on the consolidated balance sheet. The proportionate amount presented above by multifamily community excludes the unamortized adjustment as presented on the Capitalization - Debt Summary page.

© 2015 Monogram Residential Trust, Inc. 32

(dollars in thousands) (unaudited) Maximum Commitment Balance Unfunded Commitments Remaining Commitments $150 Million Credit facility - 100% our share 150,000 $ 10,000 $ 140,000 $ - $ $200 Million Credit facility - 100% our share (1) - $ - $ - $ - $ Construction notes payable - Proportionate Share (2) 340,092 $ 140,331 $ 199,761 $ - $ PGGM commitments (3) 300,000 $ 259,062 $ 26,403 $ 14,535 $ (1) Subsequent to December 31, 2014, we closed a $200 million revolving credit facility. (2) Subsequent to December 31, 2014, we entered into one construction loan. Our proportionate share of the commitment is $22.5 million. (3) PGGM's remaining commitment would apply to future investments. Capitalization Sources of Funds Available as of December 31, 2014 © 2015 Monogram Residential Trust, Inc. 33

(unaudited) Shares/Units Outstanding as of December 31, 2014 Coupon Par Value per Share Liquidation Preference per Share Preferred Securities: Series A Preferred Stock 10,000 7.0% 0.0001 $ 10.00 $ Common Stock and Common Stock Equivalents: Common stock (1) 166,467,726 Dilutive securities: Series A Preferred Stock - Restricted stock units 248,691 Total common stock and common stock equivalents 166,716,417 Equity Capitalization Preferred Stock, Common Stock and Common Stock Equivalents (1) The distribution for the fourth quarter of 2014 was $0.075 per share. © 2015 Monogram Residential Trust, Inc. 34

(dollars in thousands) (unaudited) Three Months Ended December 31, 2014 Adjustments As Adjusted Income Statement Data (Proportionate Share) Property revenue - stabilized portfolio (1) 34,246 $ (1,003) $ 33,243 $ Less: Property operating expenses, excluding property management expenses (1) (12,600) 463 (12,137) Less: Assumed market rate property management fee @ 3% of revenue (1,027) 30 (997) Adjusted property Net Operating Income 20,619 $ (510) $ 20,109 $ Annualized adjusted property Net Operating Income 82,474 $ (2,040) $ 80,434 $ Third party property management revenue (2) 712 $ - $ 712 $ Third party asset management revenue (2) 425 $ - $ 425 $ As of December 31, 2014 Adjustments As Adjusted Development Data (Proportionate Share) Development - Total Potential Value Creation (4) 238,802 $ - $ 238,802 $ Balance Sheet Data - Other Assets (Proportionate Share) Cash and cash equivalents 97,365 $ - $ 97,365 $ Land Held for Future Development (5) 5,456 - 5,456 Master partnership promote due to the company (6) 20,562 - 20,562 Notes receivable (7) 57,838 57,838 Other tangible assets (8) 21,521 - 21,521 Total Other Assets 202,742 $ - $ 202,742 $ Balance Sheet Data - Liabilities (Proportionate Share) Mortgages and notes payable (9) 694,987 $ 10,169 $ 705,156 $ Credit facility payable 10,000 - 10,000 Convertible preferred stock (10) - 100 100 Development promote and put options, net (11) 20,478 - 20,478 Other tangible liabilities (12) 82,180 - 82,180 Total Liabilities 807,645 $ 10,269 $ 817,914 $ Other Data Common stock outstanding 166,467,726 Convertible preferred stock (13) - Restricted stock units outstanding 248,691 Fully diluted shares outstanding 166,716,417 (See Notes to Road Map to Net Asset Value on next page) Net Asset Value Road Map to Net Asset Value Development (excludes land held for future development presented below) - Total Economic Costs incurred (3) 555,652 $ - $ 555,652 $ © 2015 Monogram Residential Trust, Inc. 35

Net Asset Value
Road Map to Net Asset Value

(dollars in thousands) (unaudited)

Notes to Road Map to Net Asset Value on page 35:

(1) Property revenue and property operating expenses - stabilized portfolio includes:

	Rental Revenue	Property Operating
Same Store per page 21	$ 29,302	$ 10,661
Stabilized Non-Comparable per page 21	4,944	1,939
Less: Allusion West University not stabilized for the full 4th quarter of 2014	(1,003)	(463)
	$ 33,243	$ 12,137

(2) Represents property and asset management revenue associated with third party joint venture assets per page 9.

(3) Development - Total Potential Value Creation is calculated as:

	Economic Costs Incurred as of 12/31/2014
Total Developments per page 26	$ 561,108
Less: Land held for future development per page 26	(5,456)
	$ 555,652

(4) Value creation is equal to projected future stabilized value less total Economic Costs. The projected future stabilized value is based on the projected annual NOI at stabilization, less capital reserves divided by the estimated current capitalization rate, increased by 10 bps for each year until stabilization. Total potential value creation represents the undiscounted total future value to be created at the stabilization date.

(5) Land Held for Future Development per page 26.

(6) Projected promote due to the company by PGGM based on estimated portfolio value.

(7) Notes receivable is our proportionate share of the contractual principal balance as presented on page 17.

(8) Other tangible assets include:

Escrows and restricted cash	$ 5,483
Resident, tenant and other receivables	12,536
Prepaid assets and deposits	3,482
Interest rate caps	20
Total	$ 21,521

(9) Includes mark-to-market adjustment to mortgages and notes payable.

(10) Liquidation value of convertible preferred stock calculated as 10,000 shares at a liquidation value of $10.00 per share.

(11) Developer's put options. No amounts currently attributable to developer promotes.

(12) Other tangible liabilities include:

Construction costs payable	$ 44,338
Accounts payable and other liabilites	22,396
Distributions payable	12,485
Tenants security deposits	2,961
Total	$ 82,180

(13) Potential dilution associated with the conversion of the outstanding Series A Preferred Stock utilizing the treasury stock method and common stock market price as of December 31, 2014.

© 2015 Monogram Residential Trust, Inc. 36

Co-Investment Venture Partners
Information on Joint Ventures

(dollars in thousands) (unaudited) As of December 31, 2014

Joint Venture Partner	Number of Multifamily Communities (1)	Range of Noncontrolling Interest Ownership %	GAAP Non-redeemable Noncontrolling Interest Balance	GAAP Redeemable Noncontrolling Interest Balance (2)	Unfunded Commitments
Stichting Depositary PGGM Private Real Estate Fund ("PGGM") (3)					
Stabilized operating portfolio - PGGM only	8	26% to 45%	$ 86,426	$ -	
Stabilized operating portfolio - includes other developer partners	5	0% to 45%	58,195	1,145	
Lease up operating portfolio - includes other developer partners	4	0% to 45%	40,469	5,476	
Development portfolio - PGGM only	2	45%	15,157	-	
Development portfolio - includes other developer partners	10	0% to 45%	193,707	22,135	
Total PGGM related joint ventures	**29**	**0% to 45%**	**393,954**	**28,756**	**$ 26,403**
Milky Way Partners, L.P. ("NPS") (4)					
Stabilized operating portfolio	14	45%	144,858	-	-
Developer partners (5)					
Development portfolio with developer partners only	2	0%	-	3,256	-
Total developer partners	**2**	**0%**	**-**	**3,256**	**-**
Subsidiary preferred units (6)			1,935	-	-
Total all joint venture partners	**45**		**$ 540,747**	**$ 32,012**	**$ 26,403**

(1) Certain multifamily communities include multiple joint venture partners that include PGGM and an additional developer partner. For purposes of the presentation in this table, the number of multifamily communities is included under PGGM and not under Developer partners to avoid double counting of those multifamily communities.

(2) Includes developer partner put options of $30.2 million which have been recorded as of December 31, 2014 in the consolidated balance sheet.

(3) Stichting Depositary PGGM Private Real Estate Fund ("PGGM") is a $217 billion Dutch foundation acting in its capacity as depositary of and for the account of PGGM Private Real Estate Funds and its affiliates, a real estate investment vehicle for Dutch pension funds. Ten year (through 2023) - $300 million commitment including operating and development properties. We and, under certain circumstances, PGGM have buy/sell rights, which if exercised by us, may require us to acquire PGGM's respective ownership interest or if exercised by PGGM, may require us to sell our respective ownership interest.

(4) Milky Way Partners, L.P. ("NPS"), the primary partner of which is Korea Exchange Bank, as Trustee for and on behalf of National Pension Service (acting for and on behalf of the National Pension Fund of the Republic of Korea Government, a $420 billion fund). We and, under certain circumstances, NPS have buy/sell rights, which if exercised by us, may require us to acquire NPS's respective ownership interest or if exercised by NPS, may require us to sell our respective ownership interest.

(5) Developer partners include national or regional real estate developer/owners. Generally, the developer partners have initial capital requirements until certain milestones are achieved, at which point their initial capital contributions are returned to them. The developer partners have a back-end interest generally only attributable to distributions related to a property sale or financings. The developer partners also have put options, one year after completion of the development where we (and in most cases PGGM) would be required to acquire their back-end interest at a set price as well as options to trigger a mark-to-market process after the seventh year after completion and a buy/sell after the tenth year. The amount of the put options range from $0.8 million to $6.4 million.

(6) Subsidiary preferred units issued in order for PGGM and NPS investments to qualify as a REIT. Units are callable at our option, paying an annual distribution of 12.5% on the face amount of $500 per unit.

© 2015 Monogram Residential Trust, Inc. 37

Capital Expenditures Community Classifications Debt Classifications Definitions and other Explanatory Information Recurring Amounts capitalized in accordance with GAAP that help preserve but generally not increase the value and functionality of the community, such as replacements for appliances, carpeting and floorings, HVAC equipment and individual unit turnover costs. Repairs and maintenance amounts are expensed as incurred. Revenue Producing Amounts capitalized in accordance with GAAP that are expected to directly increase rental rates, such as major renovations and rehabilitations of units and common areas, improvements to leasable areas, retail tenant improvements and leasing. Costs related to developments and entire community rehabilitations are not included in Revenue Producing. Construction A multifamily community is considered under development and construction once we have signed a general contractors agreement and vertical construction has begun and ends once lease up has started. Communities under construction are classified as construction in progress for GAAP presentation. Land Held for Future Development Land held with no current significant development activity but may include development in the future is considered land held for future development. Stabilized We consider a property to be Stabilized generally once achieving 90% occupancy. Stabilized communities that are not Same Store are described as stabilized non-comparable. Co-Investment Venture Level Debt Co-Investment Venture level debt is defined as debt that is an obligation of the joint venture and is not an obligation or contingency for us but does allow us to increase our access to capital. Company Level Debt Company level debt is defined as debt that is a direct or indirect obligation of the Company or its wholly owned subsidiaries. Recourse Debt The portion for which the Company has provided recourse guarantees. The non-guaranteed portion is separately presented, usually as Co-Investment Venture Level. Normal “bad boy” provisions, e.g. bankruptcy, environmental, are not included as Recourse Debt. Non-Recurring Amounts capitalized in accordance with GAAP related to property upgrades and building improvements, such as remodeling, investments in longer-lived assets and infrequent or unscheduled expenditures that are not considered Revenue Producing such as roofs, lobby renovations and parking lots. Lease up A multifamily community is considered in lease up when the community has begun leasing. A temporary certificate of occupancy may be obtained as units are completed in phases, and accordingly, lease up may occur prior to final completion of the building. Lease up communities are generally classified in construction in progress for GAAP presentation prior to substantial completion and are generally classified in land, buildings and improvements once substantially complete. Operating A multifamily community is considered operating when substantially constructed and capable of generating all significant revenue sources. At such time, the community is classified as land, buildings and improvements for GAAP presentation. Pre-development A multifamily community is considered in pre-development during finalization of budgets, permits and plans and ends once a general contractor agreement has been signed and vertical construction has begun. Same Store Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and the prior reporting year. © 2015 Monogram Residential Trust, Inc. 38

Definitions and other Explanatory Information Financial Ratios Operating Margin NOI divided by total revenue. Non-GAAP Measurements Funds from Operations (“FFO”) FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property (including deemed sales (if any) and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries (if any) that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. May be calculated on a consolidated basis or based on our Proportionate Share. Fixed Charge Income/loss from continuing operations, before gain on sale of real estate, adjusted for depreciation, amortization, federal and state income taxes, early extinguishment of debt, acquisition expenses, fair value adjustments, non cash and non-recurring (e.g., transition expenses). May be calculated on a consolidated basis or based on our proportionate share. Monthly Rental Rate Per Unit Monthly rental revenue per unit is calculated based on the leases in effect as of the indicated date, including in-place base rents for the occupied units and the current market rate for vacant units, including the effects of any rental concessions and affordable housing payments and subsidies, plus other charges for storage, parking, pets, trash or other recurring resident charges. EBITDA Earnings before interest, taxes, depreciation, amortization, transition expenses and other related non-recurring items. Deduction for interest expense only includes stated interest expense. Fees and other charges are included as an expense in EBITDA. Amortization expense adjustments include amortization of deferred finance fees and all purchase accounting intangibles. We use the following non-GAAP measurements to present different components of our performance. We believe this information is also useful to our investors in comparing our results to other real estate companies and trusts because they provide characteristics of our performance that reflect reality that real estate generally appreciates over time, which is not reflective in most depreciation methods, and focuses on operating results widely used by real estate investors. These non-GAAP measurements should not be considered as alternatives to net income (loss) presented in accordance with GAAP but as a supplemental performance measurement. Because these measurements may exclude certain cash flows or expenses, we caution that these measurements may not be representative of our current or future liquidity as presented in accordance with GAAP. There can be no assurance that our methods for computing these non-GAAP measurements is comparable with that of other real estate companies and trusts in all respects. A reconciliation for each non-GAAP measurement to the most applicable GAAP measurement is provided on pages 8 and 19. Exit Capitalization Rate Related to dispositions of a community, calculated by dividing the trailing 12 month NOI by the effective gross sales price. Fee Income Our revenue collected from joint ventures related to property management, asset management and dispositions. Debt (or Net Debt) to EBITDA Total debt divided by annualized EBITDA based on respective reporting period. Net debt presentations deduct cash and cash equivalents from the total debt amounts. Excluding Development Activity As developments prior to stabilization are not yet producing expected operating results but may have outstanding debt and related interest and other finance charges, we also present certain ratios without the related development debt, interest and other finance charges. Economic Costs Represents costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items. Effective Ownership Effective ownership represents our participation in the distributable operating cash and may change over time as certain milestones related to budgets, plans and completion are achieved. This effective ownership is indicative of, but may differ from, percentages for distributions, contributions or financing requirements. © 2015 Monogram Residential Trust, Inc. 39

Definitions and other Explanatory Information

Non-GAAP Measurements, continued

Core FFO Core FFO is calculated starting from FFO adjusted for loss on early extinguishment of debt, acquisition expenses, contingent purchase price adjustments, gain or loss on derivative fair value adjustments and non-recurring expenses, such as transition expenses. May be calculated on a consolidated basis or based on our Proportionate Share.

Adjusted Core FFO ("AFFO") Adjusted Core FFO is calculated starting from Core FFO adjusted for Recurring Capital Expenditures, Straight-line rents and stock compensation expense. May be calculated on a consolidated basis or based on our Proportionate Share.

Net Operating Income ("NOI") Net Operating Income is calculated as total rental revenue less direct property operating expenses including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We provide NOI on a consolidated and proportional basis. The reconciliation of income (loss) from continuing operations to NOI is provided on page 18. The reconciliation of net income (loss) attributable to common stockholders to proportionate share of NOI is provided below for all periods presented:

	QTD 4Q 2014	QTD 4Q 2013	YTD 4Q 2014	YTD 4Q 2013
Net income (loss) attributable to common stockholders	$ (6,153)	$ (1,090)	$ (6,124)	$ 29,692
Adjustments to reconcile Net income (loss) attributable to common stockholders to Proportionate Share of Net Operating Income:				
Add: real estate depreciation and amortization (page 8)	15,680	14,687	59,995	55,324
Less: gain on sale of real estate (page 8)	(27)	95	(8,991)	(42,989)
Less: total fee income (page 9 - QTD; page 10 - YTD)	(1,137)	(260)	(3,030)	(427)
Less: total other adjustments (page 9 - QTD; page 10 - YTD)	13,588	7,440	44,148	37,263
Less: net of straight-line rents, start up expenses, etc.	(92)	(138)	(457)	(516)
Proportionate Share of Net Operating Income (page 21 - QTD; page 23 - YTD)	$ 21,859	$ 20,734	$ 85,541	$ 78,347

Projected NOI Yield at Stabilization Projected NOI from the date the community is first stabilized for the following 12 months divided by the projected Economic Costs.

Occupancy Physical occupancy is defined as the residential units occupied for multifamily communities divided by the total number of residential units. All occupancy is presented on a consolidated basis.

Ownership Presentations

Consolidated Presentation in accordance with GAAP, where ownership interests that generally provide us the ability to control the operation are presented at 100% of the assets, liabilities and operations. Amounts related to Noncontrolling Interests are aggregated and adjusted in summary. In Proportionate Share presentations, the Noncontrolling Interest amounts are eliminated and replaced with our share.

Noncontrolling Interest The amounts attributable in a consolidation presentation to minority equity interests or owners without a controlling interest. In a proportionate presentation, these amounts are eliminated. GAAP recognizes two types of noncontrolling interests. **Non-redeemable Noncontrolling Interest** represents ownership interest that are not redeemable by the equity holders and are presented as part of permanent equity. **Redeemable Noncontrolling Interest** represents temporary equity not within our control, where the equity holder has the right to require their interest to be redeemed in cash. Our primary Redeemable Noncontrolling Interest is the put options exercisable by developer partners. Redeemable Noncontrolling Interests are presented in our consolidated balance sheet outside of permanent equity between debt and equity.

© 2015 Monogram Residential Trust, Inc. 40

Definitions and other Explanatory Information Ownership Presentations, continued Percent Complete To provide one measure of development status, calculated as Economic Costs incurred divided by total Economic Costs. PGGM Stichting Depositary PGGM Private Real Estate Fund ("PGGM"), a $217 billion Dutch foundation. Year Built The date the community is substantially completed or renovated and ready for its intended use. Proportionate Share A non-GAAP presentation of financial amounts at our effective cash share based on our participation in distributable operating cash. The amounts include our share of Unconsolidated Joint Ventures and excludes Noncontrolling Interest in consolidated joint ventures. Proportionate share presentations may be useful in analyzing our financial information by providing revenues, expenses, assets and liabilities attributable only to our shareholders. Unconsolidated Joint Venture In accordance with GAAP, investments in joint venture that are presented on the equity method of accounting, reporting net assets as a single net investment and operations as a single equity in earnings. In Proportionate Share presentations, the investment and the equity in earnings are eliminated and replaced with our share. Straight-line rents In accordance with GAAP, rental revenues are recorded evenly over the contractual period, irrespective of the timing of cash collections. The difference between the amount actually collected for a period and the straight-line amount is referred to as the Straight-line rent adjustment. This adjustment amount is reversed in presenting AFFO. Transition expenses Transition expenses include expenses related to our transition to self-management, primarily including legal, financial advisors, consultants, costs of the Company’s special committee of the board of directors, comprised of all of the Company’s independent directors (the “Special Committee”), general transition services (primarily related to staffing, name change, notices, transition-related insurance, information technology and facilities), expenses related to a listing on a national securities exchange and payments to our former advisor in connection with the transition to self-management. In accordance with GAAP, transition expenses not related to assets with a recoverable value are expensed as the service is performed. Unfunded Commitments Amounts under a contractual commitment that have not been funded. Unfunded Commitments do not include amounts related to fundings that are contingent on future events that are within our control. © 2015 Monogram Residential Trust, Inc. 41